                                                                Exhibit 10.6



                              CONSULTING AGREEMENT


                  THIS CONSULTING AGREEMENT is entered into as of January 8, 2003 (the "Agreement"), by and between SEEC, Inc., a Delaware corporation (the "Company"), and KPCB Holdings, Inc., a Delaware corporation (the "Consultant").


                  THE PARTIES HEREBY AGREE AS FOLLOWS:

         Section 1. Services.

                  (a) Description of Services. During the Term (as defined herein), the Consultant agrees to perform for the Company the consulting services specified in Exhibit A hereto (the "Services").

                  (b) Compensation. As consideration for the agreement of the Consultant to perform such Services and the provision of such Services hereunder, the Company shall issue and deliver to the Consultant, on the Effective Date, warrants to purchase shares of the Company's capital stock as attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3 (the "Warrants"). The Consultant shall not be entitled to any other compensation for rendering the Services to the Company. The Consultant shall be entitled to certain registration rights with respect to the Warrants and the shares of capital stock issuable upon exercise thereof, each as set forth therein.

         Section 2. Term of Agreement.

                  (a) Term. The term of this Agreement (the "Term") shall begin on the Effective Date and shall run until the second anniversary of the Effective Date, unless terminated upon an earlier date in accordance with
Section 5 hereof.

                  (b) Effective Date. This Agreement shall be effective upon the satisfaction or waiver of the following conditions (the date following the satisfaction or waiver of all such conditions, the "Effective Date"):

                           (i) all necessary corporate approvals of the Company
required to effect the transactions contemplated hereby shall have been obtained including, without limitation, the approval of the Company's shareholders of (A) the issuance of the Warrants hereunder, and (B) the amendment of the Company's articles of incorporation to provide that the Buyer shall not be subject to Subchapters (E) and (F) of the Pennsylvania Business Corporation Law (the "PBCL");

                           (ii) all necessary permits, authorizations, consents,
notices, and approvals as may be required for the transactions contemplated hereby under all applicable law shall have been obtained including, without limitation, any so required under (I) the Securities Act of 1933, as amended,
(II) the Securities Exchange Act of 1934, as amended, (III) applicable state securities or blue sky laws, (IV) the PBCL and (V) the rules, regulations policies adopted by the National Association of Securities Dealers, Inc. concerning companies listed on the Nasdaq Stock Market; and

                           (iii) the Consultant shall have received from Cohen &
Grigsby, P.C., counsel to the Company, an opinion letter addressed to the Consultant in the form attached hereto as Exhibit C.

         Section 3. Confidential Information.

                  (a) Each party (the "Receiving Party") expressly acknowledges that performing under this Agreement the other party (the "Disclosing Party") may disclose information relating to the Disclosing Party's business or technology which is confidential or proprietary in nature (including, without limitation, trade secrets, patents, patent applications, copyrights, know-how, processes, ideas, inventions (whether patentable or not), formulas, other computer programs, databases, technical drawings, designs, algorithms, technology, circuits, layouts, designs, interfaces, materials, schematics, names and expertise of employees and consultants, any other technical, business, financial, customer information, product development plans, supplier information, forecasts, strategies and other confidential information), which to the extent previously, presently or subsequently disclosed to the Receiving Party is hereinafter referred to as the "Confidential Information" of the Disclosing Party.

                  (b) The Receiving Party shall (i) hold the Disclosing Party's Confidential Information in confidence and take all commercially reasonable precautions to protect such Confidential Information (including, without limitation, all precautions the Receiving Party usually employs with respect to its own comparable confidential materials), (ii) except as expressly provided herein, not disclose any such Confidential Information or any information derived therefrom to any third person, (iii) not make any use whatsoever at any time of such Confidential Information except as necessary to exercise its rights and perform its obligations hereunder, and (iv) except as expressly set forth herein, not copy or reverse engineer, or attempt to derive the composition or underlying information, structure or ideas of any such Confidential Information.

                  (c) Without granting any right or license, the Disclosing Party agrees that this Section 3 shall not apply with respect to any information that the Receiving Party can document (i) is or becomes generally available to the public through no improper action or inaction by the Receiving Party or any of its affiliates, agents, consultants or employees, (ii) was properly in the Receiving Party's possession or known by it prior to receipt from the Disclosing Party, or (iii) was rightfully disclosed to the Receiving Party by a third party provided the Receiving Party complies with restrictions imposed by the third party. The Receiving Party, with prior written notice to the Disclosing Party, may disclose such Confidential Information to the minimum extent possible that is required to be disclosed to a governmental entity or agency, or pursuant to the lawful requirement or request of a governmental entity or agency, provided that reasonable measures are taken to guard against further disclosure (including without limitation, seeking appropriate confidential treatment or a protective order, or assisting the other party to do so), and has allowed the Disclosing Party to participate in any proceeding that requires the disclosure.

                  (d) The Receiving Party acknowledges and agrees that due to the unique nature of the Disclosing Party's Confidential Information, there can be no adequate remedy at law for any breach of the Receiving Party's obligations hereunder, that any such breach or any unauthorized use or release of any Confidential Information shall allow Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable harm to the Disclosing Party and therefore, that upon any such breach or any threat thereof, the Disclosing Party shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law and to be indemnified by the Receiving Party from any loss or harm, including, without limitation, attorney's fees, in connection with any breach or enforcement of the Receiving Party's obligations hereunder or the unauthorized use or release of any such Confidential Information. The Receiving Party shall notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach of which it is aware.

         Section 4. Sole Remedy; Limited Liability.

                  (a) EXCEPT AS PROVIDED IN SECTION 3(d) HEREOF, THE COMPANY'S SOLE REMEDY FOR ANY BREACH BY THE CONSULTANT OF ANY PROVISION OF THIS AGREEMENT SHALL BE LIMITED TO THE COMPANY'S RIGHT TO TERMINATE THIS AGREEMENT PURSUANT TO
SECTION 5 HEREOF. SOLEY FOR THE AVOIDANCE OF DOUBT, THE CONSULTANT SHALL NOT BE LIABLE IN ANY EVENT FOR LOSS OF REVENUE OR INACCURACY OF DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY OR ANY CLAIM ARISING OUT OF CONTRACT, TORT, BREACH OF WARRANTY OR OTHERWISE. IN ADDITION, NEITHER PARTY HERETO SHALL BE LIABLE TO THE OTHER FOR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOSS OF PROFITS WHETHER OR NOT FORESEEABLE AND EVEN IF THE COMPANY OR THE CONSULTANT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                  (b) EXCEPT AS EXPRESSLY SET FORTH HEREIN THE SERVICES ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND (EXPRESS OR IMPLIED) INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, WHICH WARRANTIES ARE EXPRESSLY DISCLAIMED.

         Section 5. Termination of Agreement. This Agreement shall terminate upon the occurrence of any of the following events: (a) bankruptcy or insolvency of either party; (b) sale of the business of either party; (c) the mutual agreement of the parties; or (d) the expiration of the Term. Notwithstanding any other provision of this Agreement, either party may terminate the Term and this Agreement by notice to the other party upon the occurrence of a material breach of any provision hereof by the other party that remains uncured for a period of thirty (30) days thereafter. Termination of this Agreement shall not affect the obligations of either party arising out of events or circumstances occurring prior to such termination.

         Section 6. Miscellaneous Provisions.

                  (a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  (b) Entire Agreement; Enforcement of Rights. This Agreement (with all of the exhibits, attachments and appendices attached hereto) sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

                  (c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations. If, however, any provision of this Agreement shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality, or enforceability of such provision in any other jurisdiction.

                  (d) Notices. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the address set forth on the signature page hereto, or such other address as a party may provide to the other no later than ten (10) days prior to any such notice or communication. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or
(i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number,
(ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one instrument.

                  (f) Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. No party may assign, except as expressly contemplated herein, any rights, obligations or benefits under this Agreement without the prior written consent of the other party except as expressly set forth herein.

                  (g) Construction; Titles; Gender. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders.

                      (This space intentionally left blank)

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"COMPANY"                                              "CONSULTANT"

SEEC, INC., a Delaware corporation                     KPCB HOLDINGS, INC., a Delaware corporation


By:      /s/ Ravindra Koka                             By:      /s/ John A. Denniston
         -----------------------------------                    ---------------------
Name:    Ravindra Koka                                 Name:    John A. Denniston
Title:   President and CEO                             Title:   President

Address:     Park West One, Ste. 200                   Address:    c/o Kleiner Perkins Caufield & Byers
             Cliff Mine Road                                       2750 Sand Hill Road
             Pittsburgh, PA  15275                                 Menlo Park, CA  94025
             Facsimile:  412.893.0415                              Facsimile:  650.233.0378
             Attention:  Chief Executive Officer                   Attention:  John A. Denniston





               COUNTERPART SIGNATURE PAGE TO CONSULTING AGREEMENT

                                           EXHIBIT B-1 TO CONSULTING AGREEMENT


                  THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH WARRANT MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT TO BE PROVIDED PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

Number:  CS-00__                                               __________, 2003


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                   SEEC, INC.

                  THIS CERTIFIES THAT, for value received, KPCB HOLDINGS, INC., a Delaware corporation, as nominee (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth and at its sole and absolute discretion, to subscribe for and purchase from SEEC, INC., a Pennsylvania corporation with its principal executive offices at Park One West, Cliff Mine Road, Pittsburgh, PA 15275 (the "Company"), at any time during the period set forth in Section 1(d) hereof, the number of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") set forth in Section 1(b) hereof at the exercise price set in Section 1(c) hereof. This warrant (as amended or otherwise modified from time to time, this "Warrant") is issued in connection with the execution of that certain Consulting Agreement of January 8, 2003, by and between the Company and the Holder (as amended or otherwise modified from time to time, the "Consulting Agreement").

         Section 7. Warrant Purchase Rights.

                  (a) Type of Stock. This Warrant shall be exercisable for shares of Common Stock (such shares, the "Warrant Stock").


                  (b) Number of Shares.

                           (i) Subject to the provisions hereof, the number of
shares of Warrant Stock issuable upon exercise hereof shall be determined as follows:

                                    (A)      On or after February 8, 2003, the
                                             Warrant shall represent the right
                                             to acquire 41,667 shares of Warrant
                                             Stock;

                                    (B)      On or after the 8th day of each
                                             calendar month thereafter through
                                             and including December 8, 2004, the
                                             Warrant shall represent the right
                                             to acquire an additional 41,667
                                             shares of Warrant Stock; and

                                    (C)      On or after January 8, 2005, the
                                             Warrant shall represent right to
                                             acquire an additional 41,659
                                             shares.

                           (ii) Notwithstanding the foregoing, in the event of a
Consultant Termination (as defined herein), this Warrant shall represent the right to purchase the number of shares of Warrant Stock which were so purchasable by the Holder on the day immediately prior to such termination. For the purposes hereof, a "Consultant Termination" shall mean an (A) a termination of the Consulting Agreement by the Consultant (as defined in the Consulting Agreement) for any reason other than due to a material breach of the Consulting Agreement by the Company that remains uncured by the Company pursuant to the terms of the Consulting Agreement, or (B) a termination of the Consulting Agreement by the Company due to (1) bankruptcy or insolvency of the Consultant,
(2) sale of the business of the Consultant or (3) a material breach of the Consulting Agreement by the Consultant that remains uncured by the Consultant pursuant to the terms of the Consulting Agreement.

                           (iii) Notwithstanding the foregoing, in the event of
(A) the termination of the Consulting Agreement for any reason other than a Consultant Termination, or (B) a Change of Control (as defined herein) at any time after the date of execution of the Consulting Agreement, then, effective as of immediately following such termination or Change of Control, as the case may be, the number of shares of Warrant Stock issuable upon exercise hereof shall be 1,000,000. For the purposes hereof, a "Change of Control" shall mean the reorganization, merger or consolidation of the Company with or into any other corporation or entity, or a sale, conveyance or encumbrance of all or substantially all of the assets of the Company (including, without limitation, the exclusive license of all or substantially all of the Company's intellectual property), in which transaction or series of related transactions in which the corporation's stockholders immediately prior to such transaction own immediately after such transaction less than fifty percent (50%) of the voting power of the surviving corporation or its parent.

                  (c) Exercise Price. The exercise price of the Warrant Stock (the "Exercise Price") shall be $1.10 per share.


                  (d) Exercise Period. Subject to Section 1(b) hereof, this Warrant may be exercised at any time from the date hereof until the fifth anniversary of the date hereof (such period, the "Exercise Period").


         Section 8. Method of Exercise; Payment.

                  (a) Cash Exercise. Subject to the terms hereof, the purchase rights represented hereby may be exercised by the Holder in its sole and absolute discretion, in whole or in part, at any time during the Exercise Period, by the surrender of this Warrant (with a duly executed notice of exercise form (the "Notice of Exercise") substantially in the form attached hereto as Exhibit A) at the principal executive offices of the Company, and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of shares of Warrant Stock being purchased, which amount may be paid, at the election of the Holder, by wire transfer of immediately available funds or certified check payable to the order of the Company. The person(s) in whose name any certificate representing the shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder of, the Warrant Stock represented thereby, and such shares of Warrant Stock shall be deemed to have been issued, immediately prior to the close of business on the date or dates upon which this Warrant is surrendered.



                  (b) Net Issue Exercise.


                           (i) Notwithstanding any provision herein to the
contrary, if the fair market value of one share (or other unit) of Warrant Stock is greater than the Exercise Price, at the date of calculation as set forth below, in lieu of a cash exercise of this Warrant in accordance with Section 2(a) hereof, the Holder may elect to receive securities equal to the value (as determined below) of this Warrant, or the portion thereof being exercised, by surrender of this Warrant at the principal executive offices of the Company, together with the properly-endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:

                                    X          =  Y (A-B)
                                                  A

                           Where               X  =     the number of shares of
                                               Warrant Stock to be issued to
                                               the Holder.

                                    Y          = the number of
                                               shares of Warrant
                                               Stock requested to be
                                               exercised under this
                                               Warrant.

                                    A          = the fair market
                                               value of one share
                                               (or other unit) of
                                               Warrant Stock (at the
                                               date of such
                                               calculation).

                                    B          = the Exercise Price
                                               (as adjusted to the
                                               date of such
                                               calculation).

                           (ii) For purposes of this Section 2(b), the fair
market value of one share (or other unit) of Warrant Stock shall be determined in good faith by the Company's Board of Directors; provided, however, that where there exists a public market for shares of Common Stock at the time of such exercise, the fair market value per share shall be the product of (A) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on The Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, for the five trading days prior to the date of determination of fair market value, and (B) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

                  (c) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder as soon as reasonably possible and, unless this Warrant has been fully exercised or has expired, a new Warrant on like terms representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

                  (d) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of one share of Warrant Stock multiplied by such fraction.

                  (e) No Impairment. The Company will not, by amendment of its certificate of incorporation or bylaws (the "Charter Documents"), or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Notwithstanding the foregoing, the taking of any action by the Company for which an adjustment is made pursuant to
Section 5 hereof and which does not constitute a breach of the other terms of this Warrant shall not be deemed to constitute a breach of the foregoing provisions or an impairment of this Warrant.

         Section 9. Due Authorization of Shares; Reservation of Shares. The Company hereby covenants and agrees that, during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued shares a sufficient number of shares to provide for the issuance of the Warrant Stock upon exercise of this Warrant.

         Section 10. Rights of Stockholders. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Notwithstanding the foregoing, the Warrant Stock shall have the registration rights set forth on Exhibit B hereto, the terms and conditions of which are incorporated by reference herein. Such registration rights may be assigned by the Holder in connection with the transfer of all or any part of this Warrant in accordance herewith.

         Section 11. Adjustment.

                  (a) Merger or Reorganization. Prior to any recapitalization, reorganization, consolidation, merger or other similar transaction, which in each case is effected in such a way that the holders of the Company's capital stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such stock (an "Organic Change"), the Company shall make appropriate provision, in form and substance reasonably satisfactory to the Holder, to insure that the Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to, as the case may be, the Warrant Stock immediately theretofore issuable and receivable upon the exercise hereof, such shares of stock, securities or assets as may be issued or payable in connection with such Organic Change with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore issuable and receivable upon exercise of this Warrant had such Organic Change not taken place.

                  (b) Split, Subdivision, Combination, Consolidation, Reclassification and the Like. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by split, subdivision, combination, consolidation or reclassification of securities or otherwise, shall change the Warrant Stock into the same or a different number and kind of securities of any class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of such securities as would have been issuable as the result of such change with respect to the Warrant Stock immediately prior to such subdivision, combination, consolidation, reclassification or other change, and the Exercise Price in respect of such securities shall be proportionately adjusted.

                  (c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive by way of dividend, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of such security in respect of which the dividend shall have been or be payable on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Company shall compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will cause copies of such certificate to be promptly delivered to the Holder.

         Section 12. Representations and Warranties.

                  (a) By the Company. The Company represents and warrants to the Holder as follows:

                           (i) this Warrant has been duly authorized and
executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, moratorium, reorganization and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in equity or at law);

                           (ii) all shares of Warrant Stock which may be issued
upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes with respect to any transfer occurring contemporaneously with such issue to a person other than the Holder);

                           (iii) except for the filing of notices pursuant to
federal and state securities laws, which filings will be effected by the time required thereby, the execution, delivery or performance of this Warrant by the Company, and the issuance of the shares of Warrant Stock upon exercise of this Warrant in accordance with the terms hereof shall not (A) conflict with or result in any breach of any provision of the Charter Documents, (B) require any material filing with, or permit, authorization, consent or approval of, any Federal, state or local governmental authority, (C) result in a material violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or loss of any rights) under, any of the terms, conditions or provisions of any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound, or (D) violate any order, writ, injunction, decree, or any material statute, rule or regulation applicable to the Company or any of its material properties or assets; and

                           (iv) there are no actions, suits, audits,
investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

                  (b) By the Holder. The Holder represents and warrants to the Company as follows:

                           (i) the Holder is aware of the Company's business
affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant.

                           (ii) the Holder is acquiring this Warrant for its own
account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act of 1933, as amended (the "Securities Act");

                           (iii) the Holder understands that its acquisition of
this Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Holder's investment intent as expressed herein;

                           (iv) the Holder shall not, directly or indirectly,
offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Warrant or the shares of Warrant Stock, except in compliance with the terms hereof and the registration requirements of the Securities Act, and the rules and regulations promulgated thereunder, or an exemption thereunder; and

                           (v) the Holder is an "accredited investor" as defined
in Rule 501(A) under the Securities Act.

         Section 13. Transfer of Warrant.

                  (a) Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder(s). Any Holder of this Warrant or a portion hereof may change its or his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until notified of a transfer in accordance with the terms hereof, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                  (b) Transferability of Warrant. The Holder further acknowledges and understands that this Warrant and the Warrant Stock may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. The Holder understands that the Warrant and the certificate(s) evidencing the shares of Warrant Stock shall be imprinted with a legend as set forth in Section 9 hereof that prohibits the transfer of such securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt. The requirements of subsection (ii) above shall not apply to any transfer of this Warrant (or the shares of Warrant Stock upon exercise thereof) or any part hereof to any affiliate of the Holder or such other person or entity as the Holder may determine; provided, however, that the transferee shall agree in writing to be bound by the terms of this Warrant as if the original Holder hereof. Any transfer, attempted transfer or other disposition in violation of this Section 7(b) shall be deemed null and void and be of no binding effect.

                  (c) Exchange of Warrant Upon Transfer. On surrender of this Warrant for exchange, subject to the provisions of this Warrant with respect to compliance with federal and state securities laws and with the limitations on transfers and assignments contained in this Section 7, the Company, at its expense, shall as soon as reasonably possible issue to the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of securities issuable upon exercise hereof.

         Section 14. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         Section 15. Legends. This Warrant and all Warrant Stock issued upon exercise hereof or any securities issued upon conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

         Section 16. Miscellaneous.

                  (a) Governing Law. This Warrant is made in accordance with and shall be construed under the laws of the State of Delaware, other than the conflicts of laws principles thereof.

                  (b) Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Neither the Company nor the Holder may assign, except as expressly contemplated herein, any rights, obligations or benefits under this Warrant without the prior written consent of the other party.

                  (c) Entire Agreement. This Warrant, with the Consulting Agreement and the other schedules, exhibits and documents appended hereto and thereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  (d) Notices. All notices and other communications required or permitted under this Warrant shall be given in writing and shall be mailed by registered or certified mail, postage prepaid, sent by confirmed facsimile or telecopy, or otherwise delivered by hand, overnight courier or by messenger, addressed (i) if to a Holder, at the Holder's as shown on the Warrant Register, or (ii) if to the Company, one copy should be sent to its address set forth on the first page of this Warrant and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Holder in accordance herewith of at least 10 days prior to the date of such notice, with a copy to Cohen & Grigsby, P.C., 11 Stanwix St., 15th Floor, Pittsburgh, PA 15222, Facsimile: 412.209.0672, Attention: Daniel L. Wessels. Each such notice of other communication shall be treated as effective or having been given when delivered if delivered personally, or if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as set forth above.

                  (e) Amendment, Modification and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. The failure by the parties to assert any right herein shall not be deemed to be a waiver thereof.

                  (f) Separability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations. If, however, any provision of this Warrant shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Warrant, or the validity, legality, or enforceability of such provision in any other jurisdiction.

                  (g) Interpretation. When a reference is made in this Warrant to Exhibits or Schedules, such reference shall be to an Exhibit to this Warrant unless otherwise indicated. The words "include," "includes" and "including" when used in this Warrant shall be deemed in each case to be followed by the words "without limitation." The phrase "provided to," "furnished to," and terms of similar import in this Warrant shall mean that a paper copy of the information referred to has been furnished to the party to whom such information is to be provided. In this Warrant, the phrases "the date hereof," "the date hereof", and terms of similar import, unless the context otherwise requires, shall be deemed to refer to __________, 2003. The headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

                      (This space intentionally left blank)

                                             EXHIBIT B-1 TO CONSULTING AGREEMENT

                  IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed as of the date set forth above.

                                         SEEC, INC., a Pennsylvania corporation


                                         By:
                                             ---------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                                ------------------------------





                           [SIGNATURE PAGE TO WARRANT]

                                             EXHIBIT B-1 TO CONSULTING AGREEMENT

                                    EXHIBIT A

                               Notice of Exercise

TO:      SEEC, Inc.
Park One West
Cliff Mine Road, Ste. 200
Pittsburgh, PA  15275
Attn: Chief Executive Officer

         1. CASH PAYMENT OPTION - CHECK THIS BOX    [ ]

                  The undersigned hereby elects to purchase ________ shares of Common Stock of SEEC, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. NET ISSUE EXERCISE OPTION - CHECK THIS BOX    [ ]

                  The undersigned hereby elects to effect the net issue exercise provision of Section 2(b) of this Warrant and receive ________ shares of Common Stock of SEEC, Inc., pursuant to the terms of this Warrant.

         3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as specified below:

                     Name:
                           ---------------------------------
                     Address:
                              ------------------------------

                              ------------------------------

                              ------------------------------

         4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.


                                                -------------------------------
                                                        (Print Full Name)


                                                -------------------------------
                                                           (Sign Name)


                                                -------------------------------
                                                   (Print Title, if applicable)


                                                Date:
                                                      -----------------

                                             EXHIBIT B-1 TO CONSULTING AGREEMENT

                                    EXHIBIT B


                               Registration Rights

         1. Registration Rights. If, at any time after the date hereof, the Company proposes to register any shares of its capital stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (including, without limitation, registration statements relating to secondary offerings of shares of the Company's capital stock, but excluding registration statements relating solely to the sale of securities to participants in a Company stock plan, to exchange offers or to non-convertible debt securities or relating solely to corporate reorganizations or other transactions pursuant to Rule 145 under the Securities
Act), the Company shall, at such time, promptly give the Holder written notice of such registration, and will afford the Holder an opportunity to include in such registration statement all or any of the Warrant Stock issued or issuable hereunder (for such purposes, the "Registrable Securities"). The Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. At the time the registration statement is declared effective, the Holder shall be named as a selling securityholder therein and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of registered securities in accordance with applicable law.

         Section 17. Registration Procedures. In the case of a registration, and any qualification or compliance effected by the Company pursuant to this Section 1 of this Exhibit B, Subject to provisions hereof, and until the Effectiveness Termination Date, the Company shall take the following actions:

                  (a) Promptly prepare and file with the SEC the registration statement in accordance herewith and keep the Holder advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof;

                  (b) Use commercially reasonable efforts to cause a registration statement to be declared effective under the Securities Act as soon as practicable thereafter and to keep such registration statement continuously effective under the Securities Act until the earlier of (i) the date that is the later of (A) the second anniversary of the date hereof and (B) the date that neither the Holder nor any of its affiliates is an affiliate of the Company,
(ii) such date as all Registrable Securities may be sold in a single three-month period in accordance with Rule 144 under the Securities Act or (iii) such date as all securities registered on such registration statement have been resold (the earlier to occur of (i), (ii) and (iii) is the "Effectiveness Termination Date");

                  (c) Furnish to the Holder such reasonable numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

                  (d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder for the purpose of permitting the offers and sales of the securities in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (e) Notify as soon as reasonably practicable after the Company becomes aware the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) If for any reason it shall be necessary to amend or supplement the registration statement or the prospectus used in connection with such registration statement in order to correct any untrue statements, ensure that the registration statement is not misleading or otherwise to comply with the Securities Act, as promptly as reasonably practicable, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus as may be necessary to correct such untrue statements, ensure that such registration statement is not misleading or to comply with the provisions of the Securities Act, provided, that to the extent that any statements to be corrected relate to any information provided by the Holder, the Company shall not be obligated to amend the registration statement until the Company has received such corrected information from the Holder and has had a reasonable opportunity to amend or supplement such registration statement or prospectus;

                  (g) If the registration statement ceases to be effective for any reason at any time prior to the Effectiveness Termination Date (other than because all securities registered thereunder have been resold pursuant thereto), use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof;

                  (h) Cause all such Registrable Securities registered hereunder to be listed or included on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or included; and

                  (i) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

In addition, in the event of any underwritten public offering, the Company shall
(I) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that the Holder also enters into and perform its obligations under such an agreement, and (II) use its best efforts to furnish, at the request of the Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant hereto, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, if any, and to the Holder, and (B) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, to the extent such letter is permitted under generally recognized accounting practice.

         Section 18. Selling Procedure.

                  (a) Following the date that the registration statement is declared effective by the SEC, the Holder shall be permitted, subject to the provisions hereof, to offer and sell the Registrable Securities included thereon in the manner described in such registration statement during the period of its effectiveness; provided, however, that the Holder arranges for delivery of a current prospectus to the transferee of the Registrable Securities.

                  (b) Notwithstanding the foregoing, or anything contained herein to the contrary, the Company may suspend offers and sales of Registrable Securities pursuant to such registration statement if in the good faith judgment of the Company's Board of Directors, upon the advice of counsel, (i)(A)(I) such registration would be substantially contrary to the bests interests of the Company because (a) it would materially interfere with a material financing plan or other material transaction or negotiations relating thereto then pending, or
(b) it would require the disclosure of any material non-public information prior to the time that such information would otherwise be disclosed or be required to be disclosed, if such early disclosure would be substantially contrary to the best interests of the Company, or (II) such registration statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Board of Directors concludes, as a result, that it is necessary and appropriate to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President or Chief Executive Officer of the Company stating the good faith judgment of the Board of Directors to such effect, then the Company shall have the right to defer such filing only for the period during which such filing would be substantially contrary to the best interests of the Company (a "Suspension"); provided, however, that the aggregate number of days included in such periods of Suspension shall not exceed ninety (90) days in any twelve (12) month period. In the event of any Suspension, the Holder shall discontinue disposition of Registrable Securities covered by the registration statement until copies of a supplemented or amended prospectus are distributed to the Holder or until the Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed.

         Section 19. Expenses of Registration. All expenses incurred in connection with the registrations pursuant hereto (including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of one counsel for the Company and reasonable fees and disbursements of counsel to the Holder, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration shall be borne by the Company other than expenses relating to (a) the compensation of regular employees of the Company, which shall be paid in any event by the Company, and (b) all underwriting discounts and selling commissions applicable to a sale of the Registrable Securities, which shall be borne by the Holder.

         Section 20. Indemnification.

                  (a) The Company shall indemnify the Holder, its officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) the Holder within the meaning of the Securities Act, (collectively, the "Holder's Agents") with respect to which registration, qualification or compliance has been effected pursuant to this Exhibit B, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on
(i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statement and amendments or supplements thereto, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (iii) any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and shall reimburse the Holder, and the Holder's Agents, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished in writing by such Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein.

                  (b) The Holder shall indemnify the Company, its officers, directors, employees, affiliates, agents, representatives, legal counsel, independent accountant, and each person controlling the Company within the meaning of the Securities Act (collectively, the "Company's Agents"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like), or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and shall reimburse the Company and the Company's Agents for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like) in reliance upon and in conformity with written information furnished in writing to the Company by an instrument duly executed by the Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein; provided, further, that the indemnity agreement provided in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld, unless such consent is obtained in accordance with Section 5(c) hereof. In no event shall the Holder's indemnification obligation exceed the net proceeds received from its sale of Registrable Securities in such offering.

                  (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 5, but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Party (which shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by an Holder under this Section 4 exceed the net proceeds from the offering received by such Holder. The relative fault of the Indemnifying

Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) The obligations of the Company and the Holder under this
Section 5 shall survive the completion of any offering of the Registrable Securities in a registration statement pursuant to this Exhibit B, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

         Section 21. Information by the Holder. As a condition precedent to the obligations of the Company under this Exhibit B, the Holder shall furnish to the Company all such information and materials regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing in connection with any registration, qualification or compliance referred to herein. The Holder will promptly notify the Company in writing of any changes in the information set forth in the registration statement after it is prepared regarding the Holder or its plan of distribution to the extent required by applicable law.

         Section 22. Inclusion of Additional Securities. The Company may include additional Company securities in any registration pursuant hereto hereof for its own account and by other parties in amounts as determined by the Company's Board of Directors, provided that any such inclusion does not (i) reduce the number of Registrable Securities (or other securities of the Holder) which are included in the registration statement filed pursuant to this Exhibit B or otherwise materially and adversely affect the rights of the Holder hereunder, or (ii) cause Form S-3 to be unavailable under the Securities Act for such registration due to the nature of the additional securities to be so included.

         Section 23. Allocation of Registration Opportunities. In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant hereto, the Company shall not be required to include any of the Registrable Securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in good faith will not jeopardize the success of the offering. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities that the underwriters determine in good faith is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Registrable Securities, which the underwriters determine in good faith will not jeopardize the success of the offering. In such an event and to the extent necessary to comply with the foregoing, the managing underwriter shall limit or exclude up to all of the securities of holders of capital stock of the Company as follows: (i) first, among securities requested to be included in such registration by any stockholder of the Company other than
(A) the Holder or (B) any holders of Company securities with a contractual right to affirmatively require the Company to file a registration statement relating to such holders' securities (each, a "Demand

Right Holder"); (ii) second, among the Registrable Securities requested to be included in such registration by the Holder but in no event shall the amount of such Registrable Securities be reduced below twenty-five percent (25%) of total amount of securities included in such offering (calculated, for the purposes hereof, in the aggregate with the securities held by the holder of any other Warrant, or portion thereof, issued pursuant to the Consulting Agreement); (iii) third, among the securities of the Company (i.e., primary shares); and (iv) fourth, among the securities of the Demand Right Holders, if any. For purposes of the preceding provisions concerning apportionment, for any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Holder for the purposes hereof, and any pro-rata reduction with respect to such Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such Holder (as described herein).

         Section 24. Termination of Registration Rights. All rights and obligations provided for in this Exhibit B (except for in Section 5 hereof, which rights and obligations shall survive) shall terminate on the Effectiveness Termination Date.

                                             EXHIBIT B-2 TO CONSULTING AGREEMENT

                  THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH WARRANT MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT TO BE PROVIDED PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

Number:  CS-00__                                               __________, 2003


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                   SEEC, INC.

                  THIS CERTIFIES THAT, for value received, KPCB HOLDINGS, INC., a Delaware corporation, as nominee (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth and at its sole and absolute discretion, to subscribe for and purchase from SEEC, INC., a Pennsylvania corporation with its principal executive offices at Park One West, Cliff Mine Road, Pittsburgh, PA 15275 (the "Company"), at any time during the period set forth in Section 1(d) hereof, the number of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") set forth in Section 1(b) hereof at the exercise price set in Section 1(c) hereof. This warrant (as amended or otherwise modified from time to time, this "Warrant") is issued in connection with the execution of that certain Consulting Agreement of January 8, 2003, by and between the Company and the Holder (as amended or otherwise modified from time to time, the "Consulting Agreement").

         Section 25. Warrant Purchase Rights.

                  (a) Type of Stock. This Warrant shall be exercisable for shares of Common Stock (such shares, the "Warrant Stock").

                  (b) Number of Shares. The number of shares of Warrant Stock issuable upon exercise hereof shall be 500,000 shares, provided that the Company's aggregate revenues for its fiscal year 2004, calculated in accordance with generally-accepted accounting principles and as set forth in the Company's audited financial statements for the fiscal year ended March 31, 2004 included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004 to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are at least $16,000,000.

                  (c) Exercise Price. The exercise price of the Warrant Stock (the "Exercise Price") shall be $1.35 per share.

                  (d) Exercise Period. Subject to Section 1(b) hereof, this Warrant may be exercised at any time on or after April 1, 2004 until April 1, 2009 (such period, the "Exercise Period").

         Section 26. Method of Exercise; Payment.

                  (a) Cash Exercise. Subject to the terms hereof, the purchase rights represented hereby may be exercised by the Holder in its sole and absolute discretion, in whole or in part, at any time during the Exercise Period, by the surrender of this Warrant (with a duly executed notice of exercise form (the "Notice of Exercise") substantially in the form attached hereto as Exhibit A) at the principal executive offices of the Company, and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of shares of Warrant Stock being purchased, which amount may be paid, at the election of the Holder, by wire transfer of immediately available funds or certified check payable to the order of the Company. The person(s) in whose name any certificate representing the shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder of, the Warrant Stock represented thereby, and such shares of Warrant Stock shall be deemed to have been issued, immediately prior to the close of business on the date or dates upon which this Warrant is surrendered.

                  (b) Net Issue Exercise.

                           (i) Notwithstanding any provision herein to the
contrary, if the fair market value of one share (or other unit) of Warrant Stock is greater than the Exercise Price, at the date of calculation as set forth below, in lieu of a cash exercise of this Warrant in accordance with Section 2(a) hereof, the Holder may elect to receive securities equal to the value (as determined below) of this Warrant, or the portion thereof being exercised, by surrender of this Warrant at the principal executive offices of the Company, together with the properly-endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:

                                    X      =     Y (A-B)
                                                 -------
                                                    A

                           Where    X      =     the number of shares of Warrant
                                                 Stock to be issued to the
                                                 Holder.

                                    Y            = the number of shares of
                                                 Warrant Stock requested to be
                                                 exercised under this Warrant.

                                    A            = the fair market value of one
                                                 share (or other unit) of
                                                 Warrant Stock (at the date of
                                                 such calculation).

                                    B      =     the Exercise Price (as adjusted
                               to the date of such
                                                 calculation).

                           (ii) For purposes of this Section 2(b), the fair
market value of one share (or other unit) of Warrant Stock shall be determined in good faith by the Company's Board of Directors; provided, however, that where there exists a public market for shares of Common Stock at the time of such exercise, the fair market value per share shall be the product of (A) the average of the closing bid and asked prices of the Common Stock quoted in the

Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on The Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, for the five trading days prior to the date of determination of fair market value, and
(B) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

                  (c) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder as soon as reasonably possible and, unless this Warrant has been fully exercised or has expired, a new Warrant on like terms representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

                  (d) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of one share of Warrant Stock multiplied by such fraction.

                  (e) No Impairment. The Company will not, by amendment of its certificate of incorporation or bylaws (the "Charter Documents"), or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Notwithstanding the foregoing, the taking of any action by the Company for which an adjustment is made pursuant to
Section 5 hereof and which does not constitute a breach of the other terms of this Warrant shall not be deemed to constitute a breach of the foregoing provisions or an impairment of this Warrant.

         Section 27. Due Authorization of Shares; Reservation of Shares. The Company hereby covenants and agrees that, during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued shares a sufficient number of shares to provide for the issuance of the Warrant Stock upon exercise of this Warrant.

         Section 28. Rights of Stockholders. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Notwithstanding the foregoing, the Warrant Stock shall have the registration rights set forth on Exhibit B hereto, the terms and conditions of which are incorporated by reference herein. Such registration rights may be assigned by the Holder in connection with the transfer of all or any part of this Warrant in accordance herewith.

         Section 29. Adjustment.

                  (a) Merger or Reorganization. Prior to any recapitalization, reorganization, consolidation, merger or other similar transaction, which in each case is effected in such a way that the holders of the Company's capital stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such stock (an "Organic Change"), the Company shall make appropriate provision, in form and substance reasonably satisfactory to the Holder, to insure that the Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to, as the case may be, the Warrant Stock immediately theretofore issuable and receivable upon the exercise hereof, such shares of stock, securities or assets as may be issued or payable in connection with such Organic Change with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore issuable and receivable upon exercise of this Warrant had such Organic Change not taken place.

                  (b) Split, Subdivision, Combination, Consolidation, Reclassification and the Like. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by split, subdivision, combination, consolidation or reclassification of securities or otherwise, shall change the Warrant Stock into the same or a different number and kind of securities of any class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of such securities as would have been issuable as the result of such change with respect to the Warrant Stock immediately prior to such subdivision, combination, consolidation, reclassification or other change, and the Exercise Price in respect of such securities shall be proportionately adjusted.

                  (c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive by way of dividend, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of such security in respect of which the dividend shall have been or be payable on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Company shall compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will cause copies of such certificate to be promptly delivered to the Holder.

         Section 30. Representations and Warranties.

                  (a) By the Company. The Company represents and warrants to the Holder as follows:

                           (i) this Warrant has been duly authorized and
executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, moratorium, reorganization and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in equity or at law);

                           (ii) all shares of Warrant Stock which may be issued
upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes with respect to any transfer occurring contemporaneously with such issue to a person other than the Holder);

                           (iii) except for the filing of notices pursuant to
federal and state securities laws, which filings will be effected by the time required thereby, the execution, delivery or performance of this Warrant by the Company, and the issuance of the shares of Warrant Stock upon exercise of this Warrant in accordance with the terms hereof shall not (A) conflict with or result in any breach of any provision of the Charter Documents, (B) require any material filing with, or permit, authorization, consent or approval of, any Federal, state or local governmental authority, (C) result in a material violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or loss of any rights) under, any of the terms, conditions or provisions of any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound, or (D) violate any order, writ, injunction, decree, or any material statute, rule or regulation applicable to the Company or any of its material properties or assets; and

                           (iv) there are no actions, suits, audits,
investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

                  (b) By the Holder. The Holder represents and warrants to the Company as follows:


                           (i) the Holder is aware of the Company's business
affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant;

                           (ii) the Holder is acquiring this Warrant for its own
account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act of 1933, as amended (the "Securities Act");

                           (iii) the Holder understands that its acquisition of
this Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Holder's investment intent as expressed herein;

                           (iv) the Holder shall not, directly or indirectly,
offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Warrant or the shares of Warrant Stock, except in compliance with the terms hereof and the registration requirements of the Securities Act, and the rules and regulations promulgated thereunder, or an exemption thereunder; and

                           (v) the Holder is an "accredited investor" as defined
in Rule 501(A) under the Securities Act.

         Section 31. Transfer of Warrant.

                  (a) Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder(s). Any Holder of this Warrant or a portion hereof may change its or his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until notified of a transfer in accordance with the terms hereof, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                  (b) Transferability of Warrant. The Holder further acknowledges and understands that this Warrant and the Warrant Stock may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. The Holder understands that the Warrant and the certificate(s) evidencing the shares of Warrant Stock shall be imprinted with a legend as set forth in Section 9 hereof that prohibits the transfer of such securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt. The requirements of subSection (ii) above shall not apply to any transfer of this Warrant (or the shares of Warrant Stock upon exercise thereof) or any part hereof to any affiliate of the Holder or such other person or entity as the Holder may determine; provided, however, that the transferee shall agree in writing to be bound by the terms of this Warrant as if the original Holder hereof. Any transfer, attempted transfer or other disposition in violation of this Section 7(b) shall be deemed null and void and be of no binding effect.

                  (c) Exchange of Warrant Upon Transfer. On surrender of this Warrant for exchange, subject to the provisions of this Warrant with respect to compliance with federal and state securities laws and with the limitations on transfers and assignments contained in this Section 7, the Company, at its expense, shall as soon as reasonably possible issue to the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of securities issuable upon exercise hereof.

         Section 32. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         Section 33. Legends. This Warrant and all Warrant Stock issued upon exercise hereof or any securities issued upon conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

         Section 34. Certain Covenant. With reference to the provision of the Services (as such term is defined in the Consulting Agreement) to the Company by the Consultant (as such term is defined therein), so long as the Company has not terminated the Consulting Agreement due to the nonperformance by the Consultant, the Company shall request that its board of directors, subject to its fiduciary duties, give due consideration for providing additional compensation to the Holder, to the extent that the Company's cash flows and liabilities for its initial quarters, other benefits and general integration exceed the levels anticipated as a result of the Consultant's contribution. Such compensation would be in the form of cash or options on a number of shares. The exact value and number or options shall be determined by a committee of the Company's board of directors, comprised of directors that are not appointees or related with the Holder, in its sole discretion. Nothing in this Section 10 shall provide any remedy to the Company in the event of the Consultant's nonperformance under the Consulting Agreement except as expressly provided therein; which remedy, solely for the avoidance of doubt, shall be limited to the Company's right, but without any obligation, to terminate the Consulting Agreement in accordance with Section 5 thereof. Further, nothing in this Section 10 shall provide any additional compensation right or remedy to the Holder in the event, in the opinion of such committee of the board, that the Company's cash flows and liabilities for its initial quarters, other benefits and general integration do not exceed the levels anticipated as a result of the Consultant's contribution; in such event, solely for the avoidance of doubt, this Warrant and the warrant appended as Exhibit B-3 to the Consulting Agreement (collectively, the "Performance Warrants") shall be exercisable in accordance with their respective terms for the shares of Warrant Stock as provided herein and therein.

         Section 35. Miscellaneous.

                  (a) Governing Law. This Warrant is made in accordance with and shall be construed under the laws of the State of Delaware, other than the conflicts of laws principles thereof.

                  (b) Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Neither the Company nor the Holder may assign, except as expressly contemplated herein, any rights, obligations or benefits under this Warrant without the prior written consent of the other party.

                  (c) Entire Agreement. This Warrant, with the Consulting Agreement and the other schedules, exhibits and documents appended hereto and thereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  (d) Notices. All notices and other communications required or permitted under this Warrant shall be given in writing and shall be mailed by registered or certified mail, postage prepaid, sent by confirmed facsimile or telecopy, or otherwise delivered by hand, overnight courier or by messenger, addressed (i) if to a Holder, at the Holder's as shown on the Warrant Register, or (ii) if to the Company, one copy should be sent to its address set forth on the first page of this Warrant and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Holder in accordance herewith of at least 10 days prior to the date of such notice, with a copy to Cohen & Grigsby, P.C., 11 Stanwix St., 15th Floor, Pittsburgh, PA 15222, Facsimile: 412.209.0672, Attention: Daniel L. Wessels. Each such notice of other communication shall be treated as effective or having been given when delivered if delivered personally, or if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as set forth above.

                  (e) Amendment, Modification and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. The failure by the parties to assert any right herein shall not be deemed to be a waiver thereof.

                  (f) Separability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations. If, however, any provision of this Warrant shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Warrant, or the validity, legality, or enforceability of such provision in any other jurisdiction.

                  (g) Interpretation. When a reference is made in this Warrant to Exhibits or Schedules, such reference shall be to an Exhibit to this Warrant unless otherwise indicated. The words "include," "includes" and

"including" when used in this Warrant shall be deemed in each case to be followed by the words "without limitation." The phrase "provided to," "furnished to," and terms of similar import in this Warrant shall mean that a paper copy of the information referred to has been furnished to the party to whom such information is to be provided. In this Warrant, the phrases "the date hereof," "the date hereof", and terms of similar import, unless the context otherwise requires, shall be deemed to refer to __________, 2003. The headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

                      (This space intentionally left blank)

                                             EXHIBIT B-2 TO CONSULTING AGREEMENT


                  IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed as of the date set forth above.



                                          SEEC, INC., a Pennsylvania corporation


                                          By:
                                              ---------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------



                           [SIGNATURE PAGE TO WARRANT]

                                             EXHIBIT B-2 TO CONSULTING AGREEMENT

                                    EXHIBIT A

                               Notice of Exercise

TO:      SEEC, Inc.
Park One West
Cliff Mine Road, Ste. 200
Pittsburgh, PA  15275
Attn: Chief Executive Officer

         1. CASH PAYMENT OPTION - CHECK THIS BOX [ ]

                  The undersigned hereby elects to purchase ________ shares of Common Stock of SEEC, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. NET ISSUE EXERCISE OPTION - CHECK THIS BOX  [ ]


                  The undersigned hereby elects to effect the net issue exercise provision of Section 2(b) of this Warrant and receive ________ shares of Common Stock of SEEC, Inc., pursuant to the terms of this Warrant.

         3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as specified below:

                     Name:
                              ---------------------------
                     Address:
                              ---------------------------

                              ---------------------------

                              ---------------------------

         4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.


                                             -----------------------------------
                                                     (Print Full Name)

                                             -----------------------------------
                                                        (Sign Name)


                                             -----------------------------------
                                                (Print Title, if applicable)


                                             Date:
                                                    ----------------------------

                                    EXHIBIT B

                               Registration Rights

         1. Registration Rights. If, at any time after the date hereof, the Company proposes to register any shares of its capital stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (including, without limitation, registration statements relating to secondary offerings of shares of the Company's capital stock, but excluding registration statements relating solely to the sale of securities to participants in a Company stock plan, to exchange offers or to non-convertible debt securities or relating solely to corporate reorganizations or other transactions pursuant to Rule 145 under the Securities
Act), the Company shall, at such time, promptly give the Holder written notice of such registration, and will afford the Holder an opportunity to include in such registration statement all or any of the Warrant Stock issued or issuable hereunder (for such purposes, the "Registrable Securities"). The Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. At the time the registration statement is declared effective, the Holder shall be named as a selling securityholder therein and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of registered securities in accordance with applicable law.

         2. Registration Procedures. In the case of a registration, and any qualification or compliance effected by the Company pursuant to this Section 1 of this Exhibit B, Subject to provisions hereof, and until the --------- Effectiveness Termination Date, the Company shall take the following actions:

                  (a) Promptly prepare and file with the SEC the registration statement in accordance herewith and keep the Holder advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof;

                  (b) Use commercially reasonable efforts to cause a registration statement to be declared effective under the Securities Act as soon as practicable thereafter and to keep such registration statement continuously effective under the Securities Act until the earlier of (i) the date that is the later of (A) the second anniversary of the date hereof and (B) the date that neither the Holder nor any of its affiliates is an affiliate of the Company,
(ii) such date as all Registrable Securities may be sold in a single three-month period in accordance with Rule 144 under the Securities Act or (iii) such date as all securities registered on such registration statement have been resold (the earlier to occur of (i), (ii) and (iii) is the "Effectiveness Termination Date");

                  (c) Furnish to the Holder such reasonable numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

                  (d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder for the purpose of permitting the offers and sales of the securities in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (e) Notify as soon as reasonably practicable after the Company becomes aware the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) If for any reason it shall be necessary to amend or supplement the registration statement or the prospectus used in connection with such registration statement in order to correct any untrue statements, ensure that the registration statement is not misleading or otherwise to comply with the Securities Act, as promptly as reasonably practicable, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus as may be necessary to correct such untrue statements, ensure that such registration statement is not misleading or to comply with the provisions of the Securities Act, provided, that to the extent that any statements to be corrected relate to any information provided by the Holder, the Company shall not be obligated to amend the registration statement until the Company has received such corrected information from the Holder and has had a reasonable opportunity to amend or supplement such registration statement or prospectus;

                  (g) If the registration statement ceases to be effective for any reason at any time prior to the Effectiveness Termination Date (other than because all securities registered thereunder have been resold pursuant thereto), use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof;

                  (h) Cause all such Registrable Securities registered hereunder to be listed or included on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or included; and

                  (i) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

In addition, in the event of any underwritten public offering, the Company shall
(I) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that the Holder also enters into and perform its obligations under such an agreement, and (II) use its best efforts to furnish, at the request of the Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant hereto, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, if any, and to the Holder, and (B) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, to the extent such letter is permitted under generally recognized accounting practice.

         3. Selling Procedure.

                  (a) Following the date that the registration statement is declared effective by the SEC, the Holder shall be permitted, subject to the provisions hereof, to offer and sell the Registrable Securities included thereon in the manner described in such registration statement during the period of its effectiveness; provided, however, that the Holder arranges for delivery of a current prospectus to the transferee of the Registrable Securities.

                  (b) Notwithstanding the foregoing, or anything contained herein to the contrary, the Company may suspend offers and sales of Registrable Securities pursuant to such registration statement if in the good faith judgment of the Company's Board of Directors, upon the advice of counsel, (i)(A)(I) such registration would be substantially contrary to the bests interests of the Company because (a) it would materially interfere with a material financing plan or other material transaction or negotiations relating thereto then pending, or
(b) it would require the disclosure of any material non-public information prior to the time that such information would otherwise be disclosed or be required to be disclosed, if such early disclosure would be substantially contrary to the best interests of the Company, or (II) such registration statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Board of Directors concludes, as a result, that it is necessary and appropriate to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President or Chief Executive Officer of the Company stating the good faith judgment of the Board of Directors to such effect, then the Company shall have the right to defer such filing only for the period during which such filing would be substantially contrary to the best interests of the Company (a "Suspension"); provided, however, that the aggregate number of days included in such periods of Suspension shall not exceed ninety (90) days in any twelve (12) month period. In the event of any Suspension, the Holder shall discontinue disposition of Registrable Securities covered by the registration statement until copies of a supplemented or amended prospectus are distributed to the Holder or until the Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed.

         4. Expenses of Registration. All expenses incurred in connection with the registrations pursuant hereto (including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of one counsel for the Company and reasonable fees and disbursements of counsel to the Holder, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration shall be borne by the Company other than expenses relating to (a) the compensation of regular employees of the Company, which shall be paid in any event by the Company, and (b) all underwriting discounts and selling commissions applicable to a sale of the Registrable Securities, which shall be borne by the Holder.

         5. Indemnification.

                  (a) The Company shall indemnify the Holder, its officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) the Holder within the meaning of the Securities Act, (collectively, the "Holder's Agents") with respect to which registration, qualification or compliance has been effected pursuant to this Exhibit B, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on
(i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statement and amendments or supplements thereto, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (iii) any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and shall reimburse the Holder, and the Holder's Agents, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished in writing by such Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein.

                  (b) The Holder shall indemnify the Company, its officers, directors, employees, affiliates, agents, representatives, legal counsel, independent accountant, and each person controlling the Company within the meaning of the Securities Act (collectively, the "Company's Agents"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like), or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and shall reimburse the Company and the Company's Agents for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like) in reliance upon and in conformity with written information furnished in writing to the Company by an instrument duly executed by the Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein; provided, further, that the indemnity agreement provided in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld, unless such consent is obtained in accordance with Section 5(c) hereof. In no event shall the Holder's indemnification obligation exceed the net proceeds received from its sale of Registrable Securities in such offering.

                  (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 5, but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Party (which shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by an Holder under this Section 4 exceed the net proceeds from the offering received by such Holder. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) The obligations of the Company and the Holder under this
Section 5 shall survive the completion of any offering of the Registrable Securities in a registration statement pursuant to this Exhibit B, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

         6. Information by the Holder. As a condition precedent to the obligations of the Company under this Exhibit B, the Holder shall furnish to the Company all such information and materials regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing in connection with any registration, qualification or compliance referred to herein. The Holder will promptly notify the Company in writing of any changes in the information set forth in the registration statement after it is prepared regarding the Holder or its plan of distribution to the extent required by applicable law.

         7. Inclusion of Additional Securities. The Company may include additional Company securities in any registration pursuant hereto hereof for its own account and by other parties in amounts as determined by the Company's Board of Directors, provided that any such inclusion does not (i) reduce the number of Registrable Securities (or other securities of the Holder) which are included in the registration statement filed pursuant to this Exhibit B or otherwise materially and adversely affect the rights of the Holder hereunder, or (ii) cause Form S-3 to be unavailable under the Securities Act for such registration due to the nature of the additional securities to be so included.

         8. Allocation of Registration Opportunities. In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant hereto, the Company shall not be required to include any of the Registrable Securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in good faith will not jeopardize the success of the offering. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities that the underwriters determine in good faith is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Registrable Securities, which the underwriters determine in good faith will not jeopardize the success of the offering. In such an event and to the extent necessary to comply with the foregoing, the managing underwriter shall limit or exclude up to all of the securities of holders of capital stock of the Company as follows: (i) first, among securities requested to be included in such registration by any stockholder of the Company other than
(A) the Holder or (B) any holders of Company securities with a contractual right to affirmatively require the Company to file a registration statement relating to such holders' securities (each, a "Demand Right Holder"); (ii) second, among the Registrable Securities requested to be included in such registration by the Holder but in no event shall the amount of such Registrable Securities be reduced below twenty-five percent (25%) of total amount of securities included in such offering (calculated, for the purposes hereof, in the aggregate with the securities held by the holder of any other Warrant, or portion thereof, issued pursuant to the Consulting Agreement); (iii) third, among the securities of the Company (i.e., primary shares); and (iv) fourth, among the securities of the Demand Right Holders, if any. For purposes of the preceding provisions concerning apportionment, for any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Holder for the purposes hereof, and any pro-rata reduction with respect to such Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such Holder (as described herein).

         9. Termination of Registration Rights. All rights and obligations provided for in this Exhibit B (except for in Section 5 hereof, which rights and obligations shall survive) shall terminate on the Effectiveness Termination Date.

                                             EXHIBIT B-3 TO CONSULTING AGREEMENT


                  THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH WARRANT MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT TO BE PROVIDED PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

Number:  CS-00__                                              __________, 2003


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                   SEEC, INC.

                  THIS CERTIFIES THAT, for value received, KPCB HOLDINGS, INC., a Delaware corporation, as nominee (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth and at its sole and absolute discretion, to subscribe for and purchase from SEEC, INC., a Pennsylvania corporation with its principal executive offices at Park One West, Cliff Mine Road, Pittsburgh, PA 15275 (the "Company"), at any time during the period set forth in Section 1(d) hereof, the number of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") set forth in Section 1(b) hereof at the exercise price set in Section 1(c) hereof. This warrant (as amended or otherwise modified from time to time, this "Warrant") is issued in connection with the execution of that certain Consulting Agreement of January 8, 2003, by and between the Company and the Holder (as amended or otherwise modified from time to time, the "Consulting Agreement").

         Section 36. Warrant Purchase Rights.

                  (a) Type of Stock. This Warrant shall be exercisable for shares of Common Stock (such shares, the "Warrant Stock").

                  (b) Number of Shares. The number of shares of Warrant Stock issuable upon exercise hereof shall be 1,000,000 shares (the "Maximum Warrant Shares"), provided that the Company's aggregate revenues for its fiscal year 2004, calculated in accordance with generally-accepted accounting principles and as set forth in the Company's audited financial statements for the fiscal year ended March 31, 2004 included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004 to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (such revenues, the "2004 Reported Revenue"), are at least $20,000,000. Notwithstanding the foregoing, in the event that 2004 Reported Revenues are less than $20,000,000 but greater than $16,000,000, the number of shares of Warrant Stock issuable upon exercise hereof shall be equal to the number obtained by multiplying (I) the Maximum Warrant Shares by (II) a fraction, (X) the numerator of which is equal to difference between the 2004 Reported Revenue and 16,000,000, and (Y) the denominator is equal to 4,000,000.

                  (c) Exercise Price. The exercise price of the Warrant Stock (the "Exercise Price") shall be $1.80 per share.

                  (d) Exercise Period. Subject to Section 1(b) hereof, this Warrant may be exercised at any time on or after April 1, 2004 until April 1, 2009 (such period, the "Exercise Period").

         Section 37. Method of Exercise; Payment.

                  (a) Cash Exercise. Subject to the terms hereof, the purchase rights represented hereby may be exercised by the Holder in its sole and absolute discretion, in whole or in part, at any time during the Exercise Period, by the surrender of this Warrant (with a duly executed notice of exercise form (the "Notice of Exercise") substantially in the form attached hereto as Exhibit A) at the principal executive offices of the Company, and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of shares of Warrant Stock being purchased, which amount may be paid, at the election of the Holder, by wire transfer of immediately available funds or certified check payable to the order of the Company. The person(s) in whose name any certificate representing the shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder of, the Warrant Stock represented thereby, and such shares of Warrant Stock shall be deemed to have been issued, immediately prior to the close of business on the date or dates upon which this Warrant is surrendered.

                  (b) Net Issue Exercise.

                           (i) Notwithstanding any provision herein to the
contrary, if the fair market value of one share (or other unit) of Warrant Stock is greater than the Exercise Price, at the date of calculation as set forth below, in lieu of a cash exercise of this Warrant in accordance with Section 2(a) hereof, the Holder may elect to receive securities equal to the value (as determined below) of this Warrant, or the portion thereof being exercised, by surrender of this Warrant at the principal executive offices of the Company, together with the properly-endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:


                                    X     =     Y (A-B)
                                                -------
                                                   A

                           Where    X     =     the number of shares of Warrant
                                                Stock to be issued to the
                                                Holder.

                                    Y     =     the number of shares of Warrant
                                                Stock requested to be exercised
                                                under this Warrant.

                                    A     =     the fair market value of one
                                                share (or other unit) of Warrant
                                                Stock (at the date of such
                                                calculation).

                                    B     =     the Exercise Price (as adjusted
                                                to the date of such
                                                calculation).

                           (ii) For purposes of this Section 2(b), the fair
market value of one share (or other unit) of Warrant Stock shall be determined in good faith by the Company's Board of Directors; provided, however, that where there exists a public market for shares of Common Stock at the time of such exercise, the fair market value per share shall be the product of (A) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on The Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, for the five trading days prior to the date of determination of fair market value, and
(B) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

                  (c) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder as soon as reasonably possible and, unless this Warrant has been fully exercised or has expired, a new Warrant on like terms representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

                  (d) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of one share of Warrant Stock multiplied by such fraction.

                  (e) No Impairment. The Company will not, by amendment of its certificate of incorporation or bylaws (the "Charter Documents"), or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Notwithstanding the foregoing, the taking of any action by the Company for which an adjustment is made pursuant to
Section 5 hereof and which does not constitute a breach of the other terms of this Warrant shall not be deemed to constitute a breach of the foregoing provisions or an impairment of this Warrant.

         Section 38. Due Authorization of Shares; Reservation of Shares. The Company hereby covenants and agrees that, during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued shares a sufficient number of shares to provide for the issuance of the Warrant Stock upon exercise of this Warrant.

         Section 39. Rights of Stockholders. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Notwithstanding the foregoing, the Warrant Stock shall have the registration rights set forth on Exhibit B hereto, the terms and conditions of which are incorporated by reference herein. Such registration rights may be assigned by the Holder in connection with the transfer of all or any part of this Warrant in accordance herewith.

         Section 40. Adjustment.

                  (a) Merger or Reorganization. Prior to any recapitalization, reorganization, consolidation, merger or other similar transaction, which in each case is effected in such a way that the holders of the Company's capital stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such stock (an "Organic Change"), the Company shall make appropriate provision, in form and substance reasonably satisfactory to the Holder, to insure that the Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to, as the case may be, the Warrant Stock immediately theretofore issuable and receivable upon the exercise hereof, such shares of stock, securities or assets as may be issued or payable in connection with such Organic Change with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore issuable and receivable upon exercise of this Warrant had such Organic Change not taken place.

                  (b) Split, Subdivision, Combination, Consolidation, Reclassification and the Like. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by split, subdivision, combination, consolidation or reclassification of securities or otherwise, shall change the Warrant Stock into the same or a different number and kind of securities of any class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of such securities as would have been issuable as the result of such change with respect to the Warrant Stock immediately prior to such subdivision, combination, consolidation, reclassification or other change, and the Exercise Price in respect of such securities shall be proportionately adjusted.

                  (c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive by way of dividend, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of such security in respect of which the dividend shall have been or be payable on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Company shall compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will cause copies of such certificate to be promptly delivered to the Holder.

         Section 41. Representations and Warranties.

                  (a) By the Company. The Company represents and warrants to the Holder as follows:


                           (i) this Warrant has been duly authorized and
executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, moratorium, reorganization and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in equity or at law);

                           (ii) all shares of Warrant Stock which may be issued
upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes with respect to any transfer occurring contemporaneously with such issue to a person other than the Holder);

                           (iii) except for the filing of notices pursuant to
federal and state securities laws, which filings will be effected by the time required thereby, the execution, delivery or performance of this Warrant by the Company, and the issuance of the shares of Warrant Stock upon exercise of this Warrant in accordance with the terms hereof shall not (A) conflict with or result in any breach of any provision of the Charter Documents, (B) require any material filing with, or permit, authorization, consent or approval of, any Federal, state or local governmental authority, (C) result in a material violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or loss of any rights) under, any of the terms, conditions or provisions of any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound, or (D) violate any order, writ, injunction, decree, or any material statute, rule or regulation applicable to the Company or any of its material properties or assets; and

                           (iv) there are no actions, suits, audits,
investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

                  (b) By the Holder. The Holder represents and warrants to the Company as follows:

                           (i) the Holder is aware of the Company's business
affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant.

                           (ii) the Holder is acquiring this Warrant for its own
account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act of 1933, as amended (the "Securities Act");

                           (iii) the Holder understands that its acquisition of
this Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Holder's investment intent as expressed herein;

                           (iv) the Holder shall not, directly or indirectly,
offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Warrant or the shares of Warrant Stock, except in compliance with the terms hereof and the registration requirements of the Securities Act, and the rules and regulations promulgated thereunder, or an exemption thereunder; and

                           (v) the Holder is an "accredited investor" as defined
in Rule 501(A) under the Securities Act.

         Section 42. Transfer of Warrant.

                  (a) Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder(s). Any Holder of this Warrant or a portion hereof may change its or his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until notified of a transfer in accordance with the terms hereof, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                  (b) Transferability of Warrant. The Holder further acknowledges and understands that this Warrant and the Warrant Stock may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. The Holder understands that the Warrant and the certificate(s) evidencing the shares of Warrant Stock shall be imprinted with a legend as set forth in Section 9 hereof that prohibits the transfer of such securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt. The requirements of subSection (ii) above shall not apply to any transfer of this Warrant (or the shares of Warrant Stock upon exercise thereof) or any part hereof to any affiliate of the Holder or such other person or entity as the Holder may determine; provided, however, that the transferee shall agree in writing to be bound by the terms of this Warrant as if the original Holder hereof. Any transfer, attempted transfer or other disposition in violation of this Section 7(b) shall be deemed null and void and be of no binding effect.

                  (c) Exchange of Warrant Upon Transfer. On surrender of this Warrant for exchange, subject to the provisions of this Warrant with respect to compliance with federal and state securities laws and with the limitations on transfers and assignments contained in this Section 7, the Company, at its expense, shall as soon as reasonably possible issue to the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of securities issuable upon exercise hereof.

         Section 43. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         Section 44. Legends. This Warrant and all Warrant Stock issued upon exercise hereof or any securities issued upon conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

         Section 45. Certain Covenant. With reference to the provision of the Services (as such term is defined in the Consulting Agreement) to the Company by the Consultant (as such term is defined therein), so long as the Company has not terminated the Consulting Agreement due to the nonperformance by the Consultant, the Company shall request that its board of directors, subject to its fiduciary duties, give due consideration for providing additional compensation to the Holder, to the extent that the Company's cash flows and liabilities for its initial quarters, other benefits and general integration exceed the levels anticipated as a result of the Consultant's contribution. Such compensation would be in the form of cash or options on a number of shares. The exact value and number or options shall be determined by a committee of the Company's board of directors, comprised of directors that are not appointees or related with the Holder, in its sole discretion. Nothing in this Section 10 shall provide any remedy to the Company in the event of the Consultant's nonperformance under the Consulting Agreement except as expressly provided therein; which remedy, solely for the avoidance of doubt, shall be limited to the Company's right, but without any obligation, to terminate the Consulting Agreement in accordance with Section 5 thereof. Further, nothing in this Section 10 shall provide any additional compensation right or remedy to the Holder in the event, in the opinion of such committee of the board, that the Company's cash flows and liabilities for its initial quarters, other benefits and general integration do not exceed the levels anticipated as a result of the Consultant's contribution; in such event, solely for the avoidance of doubt, this Warrant and the warrant appended as Exhibit B-2 to the Consulting Agreement (collectively, the "Performance Warrants") shall be exercisable in accordance with their respective terms for the shares of Warrant Stock as provided herein and therein.

         Section 46. Miscellaneous.

                  (a) Governing Law. This Warrant is made in accordance with and shall be construed under the laws of the State of Delaware, other than the conflicts of laws principles thereof.

                  (b) Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Neither the Company nor the Holder may assign, except as expressly contemplated herein, any rights, obligations or benefits under this Warrant without the prior written consent of the other party.

                  (c) Entire Agreement. This Warrant, with the Consulting Agreement and the other schedules, exhibits and documents appended hereto and thereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  (d) Notices. All notices and other communications required or permitted under this Warrant shall be given in writing and shall be mailed by registered or certified mail, postage prepaid, sent by confirmed facsimile or telecopy, or otherwise delivered by hand, overnight courier or by messenger, addressed (i) if to a Holder, at the Holder's as shown on the Warrant Register, or (ii) if to the Company, one copy should be sent to its address set forth on the first page of this Warrant and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Holder in accordance herewith of at least 10 days prior to the date of such notice, with a copy to Cohen & Grigsby, P.C., 11 Stanwix St., 15th Floor, Pittsburgh, PA 15222, Facsimile: 412.209.0672, Attention: Daniel L. Wessels. Each such notice of other communication shall be treated as effective or having been given when delivered if delivered personally, or if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as set forth above.

                  (e) Amendment, Modification and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. The failure by the parties to assert any right herein shall not be deemed to be a waiver thereof.

                  (f) Separability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations. If, however, any provision of this Warrant shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Warrant, or the validity, legality, or enforceability of such provision in any other jurisdiction.

                  (g) Interpretation. When a reference is made in this Warrant to Exhibits or Schedules, such reference shall be to an Exhibit to this Warrant unless otherwise indicated. The words "include," "includes" and "including" when used in this Warrant shall be deemed in each case to be followed by the words "without limitation." The phrase "provided to," "furnished to," and terms of similar import in this Warrant shall mean that a paper copy of the information referred to has been furnished to the party to whom such information is to be provided. In this Warrant, the phrases "the date hereof," "the date hereof", and terms of similar import, unless the context otherwise requires, shall be deemed to refer to ____________, 2003. The headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

                      (This space intentionally left blank)

                                            EXHIBIT B-3 TO CONSULTING AGREEMENT



                  IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed as of the date set forth above.

                                       SEEC, INC., a Pennsylvania corporation


                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------



                           [SIGNATURE PAGE TO WARRANT]

                                            EXHIBIT B-3 TO CONSULTING AGREEMENT

                                    EXHIBIT A

                               Notice of Exercise

TO:      SEEC, Inc.
Park One West
Cliff Mine Road, Ste. 200
Pittsburgh, PA  15275
Attn: Chief Executive Officer

         1. CASH PAYMENT OPTION - CHECK THIS BOX  [ ]

                  The undersigned hereby elects to purchase ________ shares of Common Stock of SEEC, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. NET ISSUE EXERCISE OPTION - CHECK THIS BOX  [ ]

                  The undersigned hereby elects to effect the net issue exercise provision of Section 2(b) of this Warrant and receive ________ shares of Common Stock of SEEC, Inc., pursuant to the terms of this Warrant.

         3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as specified below:

                     Name:
                              ------------------------------

                     Address:
                              ------------------------------

                              ------------------------------

                              ------------------------------


         4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.


                                          --------------------------------------
                                                    (Print Full Name)


                                          --------------------------------------
                                                       (Sign Name)


                                          --------------------------------------
                                               (Print Title, if applicable)


                                          Date:
                                                --------------------------------

                                    EXHIBIT B

                               Registration Rights

         1. Registration Rights. If, at any time after the date hereof, the Company proposes to register any shares of its capital stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (including, without limitation, registration statements relating to secondary offerings of shares of the Company's capital stock, but excluding registration statements relating solely to the sale of securities to participants in a Company stock plan, to exchange offers or to non-convertible debt securities or relating solely to corporate reorganizations or other transactions pursuant to Rule 145 under the Securities
Act), the Company shall, at such time, promptly give the Holder written notice of such registration, and will afford the Holder an opportunity to include in such registration statement all or any of the Warrant Stock issued or issuable hereunder (for such purposes, the "Registrable Securities"). The Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. At the time the registration statement is declared effective, the Holder shall be named as a selling securityholder therein and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of registered securities in accordance with applicable law.

         2. Registration Procedures. In the case of a registration, and any qualification or compliance effected by the Company pursuant to this Section 1 of this Exhibit B, Subject to provisions hereof, and until the Effectiveness Termination Date, the Company shall take the following actions:

                  (a) Promptly prepare and file with the SEC the registration statement in accordance herewith and keep the Holder advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof;

                  (b) Use commercially reasonable efforts to cause a registration statement to be declared effective under the Securities Act as soon as practicable thereafter and to keep such registration statement continuously effective under the Securities Act until the earlier of (i) the date that is the later of (A) the second anniversary of the date hereof and (B) the date that neither the Holder nor any of its affiliates is an affiliate of the Company,
(ii) such date as all Registrable Securities may be sold in a single three-month period in accordance with Rule 144 under the Securities Act or (iii) such date as all securities registered on such registration statement have been resold (the earlier to occur of (i), (ii) and (iii) is the "Effectiveness Termination Date");

                  (c) Furnish to the Holder such reasonable numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

                  (d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder for the purpose of permitting the offers and sales of the securities in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (e) Notify as soon as reasonably practicable after the Company becomes aware the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) If for any reason it shall be necessary to amend or supplement the registration statement or the prospectus used in connection with such registration statement in order to correct any untrue statements, ensure that the registration statement is not misleading or otherwise to comply with the Securities Act, as promptly as reasonably practicable, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus as may be necessary to correct such untrue statements, ensure that such registration statement is not misleading or to comply with the provisions of the Securities Act, provided, that to the extent that any statements to be corrected relate to any information provided by the Holder, the Company shall not be obligated to amend the registration statement until the Company has received such corrected information from the Holder and has had a reasonable opportunity to amend or supplement such registration statement or prospectus;

                  (g) If the registration statement ceases to be effective for any reason at any time prior to the Effectiveness Termination Date (other than because all securities registered thereunder have been resold pursuant thereto), use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof;

                  (h) Cause all such Registrable Securities registered hereunder to be listed or included on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or included; and

                  (i) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

In addition, in the event of any underwritten public offering, the Company shall
(I) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that the Holder also enters into and perform its obligations under such an agreement, and (II) use its best efforts to furnish, at the request of the Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant hereto, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, if any, and to the Holder, and (B) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, to the extent such letter is permitted under generally recognized accounting practice.

         3. Selling Procedure.

                  (a) Following the date that the registration statement is declared effective by the SEC, the Holder shall be permitted, subject to the provisions hereof, to offer and sell the Registrable Securities included thereon in the manner described in such registration statement during the period of its effectiveness; provided, however, that the Holder arranges for delivery of a current prospectus to the transferee of the Registrable Securities.

                  (b) Notwithstanding the foregoing, or anything contained herein to the contrary, the Company may suspend offers and sales of Registrable Securities pursuant to such registration statement if in the good faith judgment of the Company's Board of Directors, upon the advice of counsel, (i)(A)(I) such registration would be substantially contrary to the bests interests of the Company because (a) it would materially interfere with a material financing plan or other material transaction or negotiations relating thereto then pending, or
(b) it would require the disclosure of any material non-public information prior to the time that such information would otherwise be disclosed or be required to be disclosed, if such early disclosure would be substantially contrary to the best interests of the Company, or (II) such registration statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Board of Directors concludes, as a result, that it is necessary and appropriate to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President or Chief Executive Officer of the Company stating the good faith judgment of the Board of Directors to such effect, then the Company shall have the right to defer such filing only for the period during which such filing would be substantially contrary to the best interests of the Company (a "Suspension"); provided, however, that the aggregate number of days included in such periods of Suspension shall not exceed ninety (90) days in any twelve (12) month period. In the event of any Suspension, the Holder shall discontinue disposition of Registrable Securities covered by the registration statement until copies of a supplemented or amended prospectus are distributed to the Holder or until the Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed.

         4. Expenses of Registration. All expenses incurred in connection with the registrations pursuant hereto (including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of one counsel for the Company and reasonable fees and disbursements of counsel to the Holder, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration shall be borne by the Company other than expenses relating to (a) the compensation of regular employees of the Company, which shall be paid in any event by the Company, and (b) all underwriting discounts and selling commissions applicable to a sale of the Registrable Securities, which shall be borne by the Holder.

         5. Indemnification.

                  (a) The Company shall indemnify the Holder, its officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) the Holder within the meaning of the Securities Act, (collectively, the "Holder's Agents") with respect to which registration, qualification or compliance has been effected pursuant to this Exhibit B, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on
(i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statement and amendments or supplements thereto, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (iii) any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and shall reimburse the Holder, and the Holder's Agents, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished in writing by such Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein.

                  (b) The Holder shall indemnify the Company, its officers, directors, employees, affiliates, agents, representatives, legal counsel, independent accountant, and each person controlling the Company within the meaning of the Securities Act (collectively, the "Company's Agents"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like), or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and shall reimburse the Company and the Company's Agents for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like) in reliance upon and in conformity with written information furnished in writing to the Company by an instrument duly executed by the Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein; provided, further, that the indemnity agreement provided in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld, unless such consent is obtained in accordance with Section 5(c) hereof. In no event shall the Holder's indemnification obligation exceed the net proceeds received from its sale of Registrable Securities in such offering.

                  (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 5, but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Party (which shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by an Holder under this Section 4 exceed the net proceeds from the offering received by such Holder. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) The obligations of the Company and the Holder under this
Section 5 shall survive the completion of any offering of the Registrable Securities in a registration statement pursuant to this Exhibit B, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

         6. Information by the Holder. As a condition precedent to the obligations of the Company under this Exhibit B, the Holder shall furnish to the Company all such information and materials regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing in connection with any registration, qualification or compliance referred to herein. The Holder will promptly notify the Company in writing of any changes in the information set forth in the registration statement after it is prepared regarding the Holder or its plan of distribution to the extent required by applicable law.

         7. Inclusion of Additional Securities. The Company may include additional Company securities in any registration pursuant hereto hereof for its own account and by other parties in amounts as determined by the Company's Board of Directors, provided that any such inclusion does not (i) reduce the number of Registrable Securities (or other securities of the Holder) which are included in the registration statement filed pursuant to this Exhibit B or otherwise materially and adversely affect the rights of the Holder hereunder, or (ii) cause Form S-3 to be unavailable under the Securities Act for such registration due to the nature of the additional securities to be so included.

         8. Allocation of Registration Opportunities. In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant hereto, the Company shall not be required to include any of the Registrable Securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in good faith will not jeopardize the success of the offering. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities that the underwriters determine in good faith is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Registrable Securities, which the underwriters determine in good faith will not jeopardize the success of the offering. In such an event and to the extent necessary to comply with the foregoing, the managing underwriter shall limit or exclude up to all of the securities of holders of capital stock of the Company as follows: (i) first, among securities requested to be included in such registration by any stockholder of the Company other than
(A) the Holder or (B) any holders of Company securities with a contractual right to affirmatively require the Company to file a registration statement relating to such holders' securities (each, a "Demand Right Holder"); (ii) second, among the Registrable Securities requested to be included in such registration by the Holder but in no event shall the amount of such Registrable Securities be reduced below twenty-five percent (25%) of total amount of securities included in such offering (calculated, for the purposes hereof, in the aggregate with the securities held by the holder of any other Warrant, or portion thereof, issued pursuant to the Consulting Agreement); (iii) third, among the securities of the Company (i.e., primary shares); and (iv) fourth, among the securities of the Demand Right Holders, if any. For purposes of the preceding provisions concerning apportionment, for any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Holder for the purposes hereof, and any pro-rata reduction with respect to such Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such Holder (as described herein).

         9. Termination of Registration Rights. All rights and obligations provided for in this Exhibit B (except for in Section 5 hereof, which rights and obligations shall survive) shall terminate on the Effectiveness Termination Date.